SEI TAX EXEMPT TRUST

Short-Duration Municipal Fund
(the "Fund")

Supplement Dated September 13, 2024
to the Class F Shares Prospectus, dated December 30, 2023, as amended on August 30, 2024, the Class Y Shares Prospectus, dated December 30, 2023, as amended on April 5, 2024 and
August 30, 2024 (the "Prospectuses") and to the Statement of Additional Information, dated
December 30, 2023, as amended on April 16, 2024 (the "SAI")

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with such Prospectuses and SAI.

The Prospectuses and SAI are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

SEI Investments Management Corporation and the Board of Trustees have determined to remove Western Asset Management Company, LLC ("Western Asset") as a sub-adviser to the Fund, and to reallocate assets currently under its management to the Fund's existing sub-advisers.

The Fund anticipates that the transition of assets from Western Asset to the Fund's existing sub-advisers will be completed on or before October 31, 2024. On October 31, 2024, all references to Western Asset will be deleted from the Prospectuses and SAI.

There are no other changes to the Prospectuses or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1556 (09/24)